GUARANTY
                                LIMITED IN AMOUNT

THIS GUARANTY is given by the undersigned (hereinafter referred to as the "Guarantors") to induce Berthel Fisher & Company Leasing, Inc., (hereinafter referred to as "Lender") to extend credit to, or otherwise become the creditor or Hansen Lind Meyer Inc. (hereinafter referred to as "Borrower"). Guarantors understand that the Lender is willing to become the creditor of Borrower only if Guarantors guaranty the faithful performance of all the terms and conditions upon which such credit is extended to Borrower, and Guarantors are desirous of having Lender extend such credit to Borrower upon such terms and conditions as are agreed upon by Lender and Borrower.
  The liability of Guarantors pursuant to this Guaranty (exclusive of any costs and expenses incurred by Lender to realize upon this Guaranty" shall not, at any time, exceed the sum of Nine Hundred Fifty Thousand Dollars no/100 ($950,000.00).
  In consideration of the foregoing, its agreed:
  1. Guarantors, jointly and severally, absolutely and unconditionally, guaranty to Lender, its successors and assigns, the prompt payment to Lender, its successors and assigns, of all loans, drafts, overdrafts, checks, notes and any and all other debts, obligations and liabilities of every kind of Borrower to Lender, including extensions, renewals or refundings thereof (including extensions, renewals or refundings made after receipt by Lender of written notice of termination hereof), whether as maker, co-maker, drawer, guarantor, endorser, or otherwise, whether direct or indirect, liquidated or unliquidated, absolute or contingent, joint or several, now existing or hereafter arising, due or to become due, whether originally contracted with Lender, and whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including interest and charges and to the extent not prohibited by law, all costs, expenses, fees and attorneys' fees at any time paid or incurred by Lender, or its successors or assigns, in efforts to collect all or part of the foregoing liabilities and obligations or to realize upon any collateral securing the foregoing liabilities and obligations (the foregoing are hereinafter collectively referred to as the "Liabilities"). All of the Liabilities shall conclusively be presumed to have been created or accepted by Lender in reliance on this Guaranty.
  In addition to the foregoing obligations of Guarantors, to the extent not prohibited by law, Guarantors shall be obligated to Lender for any and all costs and expenses incurred by Lender to realize upon this Guaranty, including, but not limited to, reasonable attorneys' fees, legal expenses and court costs.
  2. This Guaranty is a continuing guaranty and shall remain in effect until notice of termination in writing is given to Lender. Termination shall be effective only upon receipt of such notice by Lender. Such termination will be effective only with respect to those Liabilities incurred or contracted by Borrower or acquired by Lender after the date on which such written notice is received by Lender. Notwithstanding the giving of such termination notice and notwithstanding any other provision contained in this Guaranty, this Guaranty shall remain in full force and effect as to all of the following: (i) all of those Liabilities existing on the date of receipt by Lender of the notice of termination, (ii) all renewals and extensions thereof, (iii) all Liabilities arising out of any loan commitments existing prior to the receipt by Lender of the notice of termination, and (iv) all costs, expenses, fees and attorneys' fees at any time paid or incurred by Lender, or its successors or assigns, in efforts to collect the Liabilities, or to realize upon this Guaranty or any collateral securing the Liabilities whether or not such costs, expenses or fees are incurred by Lender before or after the delivery of the notice of termination until full payment of the Liabilities and other obligations to Lender. Termination of this Guaranty by notice or by operation of law shall affect the Liabilities in such order as Lender may elect and without any obligation to account to any of the Guarantors for the manner or order of application. Any termination of this Guaranty by a Guarantor shall only be effective as to the Guarantor who has given written notice and shall not be effective as to any of the other Guarantors.
  3. This Guaranty shall be construed as an absolute and continuing guaranty of payment and, to the extent permitted by law, shall be valid and enforceable against Guarantors without regard to the regularity, validity or enforceability of any of the Liabilities. This Guaranty shall be both in supplement of and in addition to any other guaranty or guaranties, indemnity or indemnities which shall be furnished to Lender by Guarantors or by any other person or persons to secure the Liabilities. The failure of any person or entity to sign this Guaranty shall not release or affect the liability of any signator hereto.
  4. Guarantors, jointly and severally, agree, without affecting Guarantors' liability to Lender hereunder, that Lender may, without notice to or consent of Guarantors, upon such terms as Lender may deem advisable: (a) from time to time, extend credit to or otherwise become the creditor of Borrower, (b) renew, extend, modify, or amend the terms of any of the Liabilities or any agreement pursuant to which any of the Liabilities were created or security therefor is held, including, but not limited to, extending the time of payment of any of the Liabilities, (c) release, surrender, exchange, modify, substitute, impair, realize upon or deal with any collateral securing any of the Liabilities, (d) settle or compromise any claim of Lender against Borrower, or against any other person, firm, or corporation, whose obligation is held by Lender as collateral security for any of the Liabilities, (e) exercise or refrain from exercising any rights against Borrower, Guarantors, other guarantors, or any collateral securing the Liabilities, (f) settle, release or otherwise enter into agreements regarding the Liabilities with any party primarily or secondarily liable on the Liabilities, and (g) apply any collateral for the Liabilities in such order as it may elect and without any obligation to account to Guarantors for the manner or order of application. Guarantors hereby waive all defenses, counterclaims, and offsets which Guarantors, jointly and severally, might have by reason of Lender taking any of the foregoing actions and all such actions shall be binding upon Guarantors, jointly and severally.
  5. Guarantors, jointly and severally, waive: (a) notice of Borrowers incurring any of the Liabilities, (b) notice of acceptance of this Guaranty by Lender, (c) notice of presentment, demand for payment, protest or dishonor of any of the Liabilities, or the obligation of any person, firm, or corporation, held by Lender as collateral security for the Borrower's obligation, (d) notice of the failure of any person, firm, or corporation to pay to Lender any indebtedness held by Lender as collateral security for any of the Liabilities, (e) all defenses, offsets and counterclaims which Guarantors may at any time have to any claim of Lender against Borrower, and (f) notice of any default on the part of Borrower and any demand for the payment of the Liabilities; provided, however, if this Guaranty is for a "Consumer Credit Transaction", as defined in the Iowa Consumer Credit Code, Lender shall give such notices, if any, as may be required by law.
  6. Guarantors, jointly and severally, represent and warrant that, at the time of the execution and delivery of this Guaranty, there are no conditions to the effectiveness of this Guaranty and nothing exists to impair the effectiveness of the liability of Guarantors to Lender hereunder, or to prevent this Guaranty from taking immediate effect with respect to the guaranty by Guarantors of the Borrower's obligations to Lender under the Liabilities.
  7. Actions to enforce this Guaranty may be brought successively against one or more of Guarantors, jointly or severally, and against less than all of Guarantors without impairing or affecting the rights of Lender against the others. Guarantors may, however, agree among themselves that not release or settlement shall impair their rights as among themselves. Any claim, including a claim for contribution, which any of the Guarantors may have against a co-guarantor indebted or under liability to Lender, either direct or indirect, or against Borrower, shall not be enforced or payment made until the indebtedness or liability of the co-guarantor or Borrower to Lender is paid in full. The collateral given to secure this Guaranty by a co-guarantor indebted or under liability to Lender shall be applied in payment of the indebtedness or liability of the co-guarantor to Lender before any part is applied on a claim of Borrower or a co-guarantor, including, but not limited to, a claim for contribution of one or more of the Guarantors against a co-guarantor. Lender may, at its option, proceed in the first instance against Guarantors, jointly and severally, to collect any obligation covered by this Guaranty, without first proceeding against Borrower, or any other person, firm, or corporation, and without first resorting to any property at any time held by Lender as collateral or security for the payment of the Liabilities or for the payment of Guarantors' obligations under this Guaranty.
  8. The obligations of Guarantors hereunder shall not in any manner be affected by any of the following: (i) the failure on the part of the Lender to realize upon, perfect any interest in, or protect any of the Liabilities or security therefore or take any action with respect thereto, (ii) any impairment, modification, change, release or limitation of any of the Liabilities resulting from the operation of any present or future provision of the Bankruptcy Code or similar statute, or from the decision of any court, (iii) any act or omission by Lender arising out of Lender's administration of the Liabilities or which in any way alters the extent of the Guarantors' risk, or (iv) any change, exchange or alteration of any collateral or other security held by Lender for payment of the Liabilities or the surrender or release of any such collateral or security.

  9. This Guaranty shall not be discharged or in any way affected by the death of Guarantors.
  10. This Guaranty is secured by all of the following: (a) all collateral previously, now or hereafter pledged to Lender by any of the Guarantors, (b) all security interests previously, now or hereafter granted to Lender by any of the Guarantors and (c) all real estate mortgages previously, now or hereafter granted to Lender by any of Guarantors (whether such pledge, security interest or real estate mortgage specifically relates to the Liabilities or not); provided, however, this Guaranty shall not be secured by any such pledge, security interest or real estate mortgage given in a "Consumer Credit Transaction", as defined in the Iowa Consumer Credit Code, unless specifically provided for therein. Guarantors hereby grant to Lender a security interest in all accounts, deposits and property of Guarantors in the possession of Lender, and Lender shall have the right to set off, at any time without notice to Guarantors, any and all deposits and other sums due from Lender to Guarantor(s).
  11. Guarantors, jointly and severally, agree that in the event any payment made by or on behalf of Borrower respecting any of the Liabilities, or any person of any such payment, shall at any time be repaid by the recipient in compliance with an order (whether or not final) by a court of competent jurisdiction pursuant to any provision of the Bankruptcy Code , as now existing or hereafter amended, or any provision of applicable state law, the Liabilities shall not be deemed to have been paid to the extent of the repayment so made and the obligations of each Guarantor shall continue in full force and effect, and Lender and Lender's successors and assigns will continue to be entitled to the full benefits of this Guaranty.
  12. All payments received by Lender from Guarantors shall be deemed to have been made by all Guarantors together with any other guarantors who may be obligated to Lender on account of the Liabilities, unless Lender is otherwise advised in writing by all Guarantors and all such other parties. Upon payment, in full, by Guarantors of the Liabilities. Lender will assign and transfer all of Lender's rights, if any, in and to the Liabilities (without recourse or any express or implied warranties) to Guarantors and any other guarantors who may be obligated to Lender on account of the Liabilities, any such transfer to be in common (regardless of the source or sources of payment of the Liabilities) unless Lender is otherwise instructed in writing by all of Guarantors and all such other parties. Guarantors waive all rights of subrogation to any collateral and remedies of Lender against Borrower, and other persons or entities, until all of the Liabilities have been paid in full and discharged.
  13. Guarantors hereby release Lender from any duty it may have to disclose to Guarantors, or any one of them, facts which Lender might now have or in the future have concerning the financial condition of Borrower, even though such facts might materially increase the risk of Guarantors.
  14. In the event any portion of this Guaranty shall, for any reason, be held to be invalid, illegal or unenforceable in whole or in part, the remaining provisions shall not be affected thereby and shall continue to be valid and enforceable and if, for any reason, a court finds that any provision of this Guaranty is invalid, illegal or unenforceable as written, but that by limiting such provision it would become valid, legal and enforceable then such provision shall be deemed to be written, construed and enforced as so limited.
  15. This Guaranty constitutes the entire agreement of Guarantors with respect to the subject matter of this Guaranty, and supersedes all negotiations, preliminary agreements and all prior and contemporaneous discussions between Guarantors and Lender in connection with the subject matter of this Guaranty. No course of dealing, course of performance or trade usage, and no parol evidence of any nature shall be used to supplement or modify any terms of this Guaranty.
  16. This Guaranty is delivered and made in, and shall be construed pursuant to the laws of, the State of Iowa, and is binding, jointly and severally, upon Guarantors and their heirs, legal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns. This Guaranty may be enforced by any party to whom all or any part of the Liabilities may be sold, transferred or assigned. If less than all of the Liabilities are sold, transferred or assigned, Lender shall have the right to enforce this Guaranty as to the remainder of the Liabilities. Words and phrases herein shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender according to the context.
  17. Guarantors hereby acknowledge that they have (i) each received a copy of this Guaranty, (ii) read and understand this Guaranty, and (iii) been advised by Lender to consult with legal counsel before signing this Guaranty.

  In Witness Whereof Guarantors have signed this Guaranty on this ___________ day of________________________,19_____.

         IN WITNESS WHEREOF Guarantors have signed this Guaranty this __________ day of May, 1997.


                                            ____________________________
                                            VERNON B. BRANNON, Guarantor


                                            _____________________________
                                            WILLIAM J. BLALOCK, Guarantor


                                            ___________________________
                                            JOSEPH M. HARRIS, Guarantor


STATE OF NORTH CAROLINA  )
                         )  ss:
COUNTY OF MECKLENBURG    )

         On this 29th day of May, 1997, before me, the undersigned, a Notary Public in and for the State of North Carolina, personally appeared Vernon B. Brannon, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.


                                   ___________________________________________
                                   Notary Public in and for the State of North
                                   Carolina

My Commission Expires:

         7-4-99

STATE OF NORTH CAROLINA    )
                           )  ss:
COUNTY OF MECKLENBURG      )

         On this ________ day of May, 1997, before me, the undersigned, a Notary Public in and for the State of North Carolina, personally appeared William J. Blalock, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.


                                  ___________________________________________
                                  Notary Public in and for the State of North
                                  Carolina

My Commission Expires:


__________________

                                  * * * * * * *

STATE OF NORTH CAROLINA  )
                         )  ss:
COUNTY OF MECKLENBURG    )

         On this 29th day of May, 1997, before me, the undersigned, a Notary Public in and for the State of North Carolina, personally appeared Joseph M. Harris, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.


                                  ___________________________________________
                                  Notary Public in and for the State of North
                                  Carolina


My Commission Expires:

         7-14-99